SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2003

KILROY REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12675	95-4598246
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 W. Olympic Boulevard, Suite 200

Los Angeles, California 90064

(Address of Principal Executive Offices)

(310) 481-8400

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

Kilroy Realty Corporation (the “Company”) is filing this Form 8-K to update its historical financial statements for the fiscal year ended December 31, 2002 included in its Annual Report on Form 10-K for the year ended December 31, 2002, as updated by Form 8-K filed on September 15, 2003 with the Securities and Exchange Commission (the “SEC”) (“Form 10-K”), and the accompanying selected financial data, for discontinued operations that have resulted from the disposition of an operating property during the quarter ended September 30, 2003 in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”). The Company is also re-issuing the Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) that accompanied the financial statements in the Form 10-K. As discussed below, the Company must update the financial statements included in the Form 10-K before such financial statements may be incorporated by reference in a registration statement subsequently filed with the SEC.

On January 1, 2002, the Company adopted the provisions of SFAS 144. SFAS 144 addresses financial accounting and reporting for the disposal of long-lived assets and supersedes FAS 121 “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of.” In accordance with SFAS 144, the net income and the net gain on dispositions of operating properties sold subsequent to December 31, 2001 are reflected in the consolidated statement of operations as discontinued operations for all periods presented. The impact of the adoption of this statement is further described in Note 21 to the financial statements included in Exhibit 99.1.

Since the financial statements for the year ended December 31, 2002 included in the Form 10-K will be incorporated by reference in a registration statement on Form S-3 subsequently filed by the Company with the SEC, and the Company’s financial statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 reflect SFAS 144 discontinued operations treatment of a property sold during the quarter ended September 30, 2003, the SEC requires the Company to restate its financial statements for the year ended December 31, 2002 to reflect SFAS 144 discontinued operations treatment of the property sold during the quarter ended September 30, 2003. This SFAS 144 treatment had no effect on the net income available to common stockholders and did not have a material effect on the Company’s results of operations or financial condition.

This Current Report on Form 8-K updates Items 6 and 7 of the Company’s Form 10-K, and the financial statements included therein, to reflect SFAS 144 discontinued operations treatment of the property sold in the nine months ended September 30, 2003. The updated financial information is attached to this Current Report on Form 8-K as Exhibit 99.1. Except as expressly noted, the information contained in this report has not been updated to reflect any developments since December 31, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2003	KILROY REALTY CORPORATION (registrant)

	By:	/s/ Ann Marie Whitney
Name: Ann Marie Whitney Its: Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Description
23.1*	Consent of Deloitte & Touche LLP

99.1*	Updated financial information for the year ended December 31, 2002

Index to Exhibit 99.1	Page Number

Selected Financial Data	1

Management’s Discussion and Analysis of Financial Condition and Results of Operations	3

Financial Statements	F-1

*	Filed herewith.